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                                                                    EXHIBIT 99.2

NEWS RELEASE

Investor Relations Contact:                    Corporate Communications Contact:
Michael Buehler-Garcia                         Abbie Kendall
PDF Solutions, Inc.                            Armstrong Kendall, Inc.
Tel: (408) 938-4497                            Tel: (503) 672-4681
Email: mbg@pdf.com                             Email: abbie@akipr.com

                 PDF SOLUTIONS(R) PROVIDES FINANCIAL OUTLOOK FOR
                  THE FIRST AND SECOND FISCAL QUARTERS OF 2004

         SAN JOSE, Calif.--January 27, 2003--PDF Solutions, Inc. (Nasdaq:
PDFS), the leading provider of process-design integration technologies to enhance IC manufacturability, today provided its financial outlook for the first fiscal quarter ending March 31, 2004 and the second fiscal quarter ending June 30, 2004.

         PDF Solutions expects total revenue in the range of $12.5 million to $13.0 million for the first fiscal quarter ending March 31, 2004. Pro forma net income (loss) for the first fiscal quarter of 2004, excluding amortization of stock-based compensation and acquired intangible assets, is projected in a range of ($145,000) to $205,000, or ($0.01) to $0.01 per diluted share. Reported net loss, on a GAAP basis, for the first fiscal quarter of 2004 is projected in a range of $1.5 million to $1.1 million, or $0.06 to $0.04 per diluted share.

         PDF Solutions expects total revenue in the range of $14.4 million to $15.2 million for the second fiscal quarter ending June 30, 2004. Pro forma net income for the second fiscal quarter of 2004, excluding amortization of stock-based compensation and acquired intangible assets, is projected in a range of $950,000 to $1.4 million, or $0.03 to $0.05 per diluted share. Reported net income (loss), on a GAAP basis, for the second fiscal quarter of 2004 is projected in a range of ($265,000) to $230,000, or ($0.01) to $0.01 per diluted share.

                                     -more-

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         As previously announced, the company will hold a live conference call beginning at 3:00 p.m. PDT/6:00 p.m. EDT today to discuss the fourth quarter 2003 results and financial outlook for the first and second quarters of 2004. A live webcast of this conference call will be available on the company's website at http://ir.pdf.com/medialist.cfm. A replay of the call will be available at the same website address beginning approximately two hours after completion of the live call. Further, a copy of this press release, including the disclosure and reconciliation of certain non-GAAP financial measures to the most directly comparable GAAP measure, which non-GAAP measures may be used periodically by the company's management when discussing financial results with investors and analysts, will be available on the company's website at http://www.pdf.com/news_archive.phtml following the date of this release.

EFFECTIVENESS OF GUIDANCE

The outlook set forth above represents PDF Solutions' expectations only as of the date of this release, and should not be viewed as a statement about PDF Solutions' expectations after this date. Although this release will remain available on PDF Solutions' website, its continued availability does not indicate that PDF Solutions is reaffirming or confirming its continued validity. PDF Solutions does not intend to report on its progress, or provide comments to analysts or investors on or otherwise update such guidance until it releases its quarterly results.

ABOUT PDF SOLUTIONS

PDF Solutions, Inc. (Nasdaq: PDFS) is the leading provider of process-design integration technologies for manufacturing integrated circuits (ICs). PDF's software, methodologies and services enable semiconductor companies to create IC designs that can be more easily manufactured using manufacturing processes that are more capable. By simulating deep sub-micron product and process interactions, the PDF solution offers clients reduced time to market, increased IC yield and performance, and enhanced product reliability and profitability. Headquartered in San Jose, Calif., PDF Solutions operates worldwide with additional offices in Europe and Japan. For more information, visit www.pdf.com.

PDF Solutions(R) is a registered trademark of PDF Solutions, Inc.

FORWARD-LOOKING STATEMENTS

Some of the statements in this press release are forward looking, including the statements regarding PDF's 2004 first and second fiscal quarter outlook, the expected growth in revenue, the pro forma net loss and net income and pro forma net loss and net income per share and the reported net loss and net loss per share. The words "estimate", "project", "expect", "believe" and similar expressions also identify forward-looking statements. Actual results could differ materially from those expressed in any forward-looking statements. Risks and uncertainties that could cause results to differ materially include risks associated with: any unforeseen industry changes; difficulties in modifying PDF's solutions on a timely basis; and changes in the marketplace for our solutions, including the introduction of products or services competitive with PDF's products and services. Readers should also refer to the risk disclosures set forth in PDF's periodic public filings with the Securities and Exchange Commission, including, without limitation, its annual report on Form 10-K,

                                     -more-

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most recently filed on March 26, 2003, and its quarterly reports on Form 10-Q, most recently filed on November 20, 2003 as amended. The forward-looking statements contained in this release are made as of the date hereof, and PDF does not assume any obligation to update such statements nor the reasons why actual results could differ materially from those projected in such statements.

                                     -more-

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                               PDF SOLUTIONS, INC.
         RECONCILIATION OF PROJECTED REPORTED GAAP NET INCOME ( LOSS) TO
                     PROJECTED PRO FORMA NET INCOME ( LOSS)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                           THREE MONTHS ENDING
                  PROJECTED RESULTS                           MARCH 31, 2004
-----------------------------------------------------    -----------------------
Net loss per share - diluted.........................    $ (0.06)  to   $ (0.04)
                                                         =======        =======

Net loss.............................................    $(1,485)  to   $(1,135)

Stock-based compensation amortization................        250            250

Amortization of acquired intangibles, net of taxes...      1,090          1,090

                                                         -------        -------

Pro forma net income (loss)..........................    $  (145)  to   $   205
                                                         =======        =======

Pro forma net income (loss) per share - diluted......    $ (0.01)  to   $  0.01
                                                         =======        =======

Weighted average common shares - basic...............     25,400         25,400
                                                         =======        =======
Weighted average common shares - diluted.............     25,400         27,000
                                                         =======        =======

                                                           THREE MONTHS ENDING
                 PROJECTED RESULTS                             JUNE 30, 2004
-----------------------------------------------------    -----------------------
Net income (loss) per share - diluted................    $ (0.01)  to   $  0.01
                                                         =======        =======

Net income (loss)....................................    $  (265)  to   $   230

Stock-based compensation amortization................        140            140

Amortization of acquired intangibles, net of taxes...      1,075          1,075

                                                         -------        -------
Pro forma net income.................................    $   950   to   $ 1,445
                                                         =======        =======

Pro forma net income per share - diluted.............    $  0.03   to   $  0.05
                                                         =======        =======

Weighted average common shares - basic...............     25,500         25,500
                                                         =======        =======
Weighted average common shares - diluted.............     27,300         27,300
                                                         =======        =======

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